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                                                                 Exhibit 10.11.2

                          WESTERN STAFF SERVICES, INC.
                      EMPLOYEE STOCK PURCHASE PLAN ("ESPP")
                               ENROLLMENT/CHANGE  FORM
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                  Action                               Complete Sections:
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| SECTION 1: |    [_] New Enrollment                   2, 3, 6, 7 AND sign attached
--------------                                                    Stock Purchase Agreement
  ACTIONS
                  [_] Payroll Deduction Change         2, 4, 7
                  [_] Terminate Payroll Deductions     2, 5, 7
                  [_] Beneficiary Change               2, 6, 7
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| SECTION 2: |
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                         Name ___________________________________________________________________
                                   Last           First          MI        Dept.
PERSONNEL
DATA                     Home or Mailing Address ________________________________________________
                                                  Street
                         ________________________________________________________________________
                                   City           State                    Zip Code

                         Social Security #:    [_][_][_] - [_][_] - [_][_][_][_]
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| SECTION 3: |
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                         Effective with the Purchase Period Beginning:         Payroll Deduction Amount: ____ % of cash earnings*
                         [_] February _, 199_
NEW                      [_] August _, 199_                                    * Must be a multiple of 1% up to  maximum of 10% of
ENROLLMENT                                                                     cash earnings
                         [_] Initial Purchase Period -- November 3, 1996

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| SECTION 4: |
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PAYROLL                  Effective with the                                        I authorize the following new level of payroll
DEDUCTION                Pay Period Beginning: ____________________________        deduction: __________% of cash earnings
CHANGE                                             Month, Day and Year
                                                                                   * Must be a multiple of 1% up to a
                                                                                   maximum of 10% of cash earnings

          NOTE:     You may reduce your rate of payroll deductions once per purchase period to become effective as soon as possible following the filing of the change form.  You may also increase your rate of payroll deductions to become effective as  of the start date of the next purchase period.

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| SECTION 5: |
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                 Effective with the                                       Your election to terminate your payroll deductions
TERMINATE        Pay Period Beginning:  ____________________________      for the balance of the purchase period cannot be changed,
PAYROLL                                      Month, Day and Year          and you may not rejoin the purchase period at a later
DEDUCTIONS                                                                date. You will not be able to resume participation in
                                                                          the ESPP prior to the commencement of the next
                                                                          purchase period.

               In connection with my voluntary termination of payroll deductions (or an approved leave of absence), I elect the following action regarding my ESPP payroll deductions to date in the current purchase period:

               [_] Purchase shares of Western Staff Services, Inc. at end of the period
                               OR
               [_] Refund ESPP payroll deductions collected

     NOTE:     If your employment terminates for any reason or your eligibility status changes (less than 20 hrs/wk or less than 5 months/yr), you will immediately cease to participate in the ESPP, and your ESPP payroll deductions collected in

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               that purchase period will automatically be refunded to you.

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| SECTION 6: |
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                         Beneficiary(ies)                                  Relationship of Beneficiary(ies)
                         ----------------                                  --------------------------------

BENEFICIARY
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| SECTION 7: |
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AUTHORIZATION

I WOULD LIKE MY CERTIFICATE TO BE ISSUED AS FOLLOWS: (PRINT NAME(S) EXACTLY AS THEY SHOULD APPEAR.)

[_] My name only, _________________________________________________________.

[_] My name, _______________________, and my spouse, __________________________________, [_] AS COMMUNITY
PROPERTY OR [_] AS JOINT TENANTS.

[_] Issued in street name and delivered to the Corporation-designated brokerage account maintained on my behalf.

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            Date                                                       Signature of Employee
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